Supplement to the

Fund	Class A	Class T	Class B	Class C	Institutional Class
Fidelity Advisor® Investment Grade Bond Fund	FGBAX	FGBTX	FGBBX	FGBCX	FGBPX
Fidelity Advisor Limited Term Bond Fund	FDIAX	FTBRX	FIBBX	FNBCX	EFIPX
Fidelity Advisor Mortgage Securities Fund	FMGAX	FMSAX	FMSBX	FOMCX	FMSCX
Fidelity Advisor Short Fixed-Income Fund	FSFAX	FASFX	FBSFX	FSFCX	FSXIX
Fidelity Advisor Total Bond Fund	FEPAX	FEPTX	FBEPX	FCEPX	FEPIX

Fidelity Advisor Investment Grade Bond Fund Class A, Class T, Class B, Class C, and Institutional Class are Classes of shares of Fidelity® Investment Grade Bond Fund and Fidelity Advisor Total Bond Fund Class A, Class T, Class B, Class C, and Institutional Class are Classes of shares of Fidelity Total Bond Fund

Funds of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2014

Pramod Atluri no longer serves as a co-manager of Fidelity Investment Grade Bond Fund.

Effective July 1, 2015, Institutional Class will be renamed Class I. The features and policies of the class will not change.

The following information replaces similar information found in the "Buying, Selling, and Exchanging Information" section on page 30.

Class A: Shares of Class A may be exchanged for Class Z or Institutional Class shares of the same fund.

Class T: Shares of Class T may be exchanged for Class A (on a load-waived basis), Class Z, or Institutional Class shares of the same fund.

Class B: Shares of Class B may be exchanged for Class A, Class T, Class Z, or Institutional Class shares of the same fund.

Class C: Shares of Class C may be exchanged for Class A, Class T, Class Z, or Institutional Class shares of the same fund.

Class Z: Shares of Class Z may be exchanged for Class A or Institutional Class shares of the same fund if you are no longer eligible for Class Z.

Institutional Class: Shares of Institutional Class may be exchanged for Class A, if you are no longer eligible for Institutional Class, or Class Z shares of the same fund.

The following information replaces similar information found in the "Trustees and Officers" section on page 40.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2013.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	Abigail P. Johnson	James C. Curvey
Fidelity Advisor Limited Term Bond Fund	none	none
Fidelity Advisor Mortgage Securities Fund	none	none
Fidelity Advisor Short Fixed-Income Fund	none	none
Fidelity Investment Grade Bond Fund	none	none
Fidelity Total Bond Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Trustees

DOLLAR RANGE OF FUND SHARES	Elizabeth S. Acton*	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
Fidelity Advisor Limited Term Bond Fund	--*	none	none	none
Fidelity Advisor Mortgage Securities Fund	--*	none	none	none
Fidelity Advisor Short Fixed-Income Fund	--*	none	none	none
Fidelity Investment Grade Bond Fund	none	none	over $100,000	none
Fidelity Total Bond Fund	none	$50,001 - $100,000	over $100,000	over $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity Advisor Limited Term Bond Fund	none	none	none	none
Fidelity Advisor Mortgage Securities Fund	over $100,000	none	none	none
Fidelity Advisor Short Fixed-Income Fund	none	none	none	none
Fidelity Investment Grade Bond Fund	none	none	none	none
Fidelity Total Bond Fund	none	over $100,000	none	$10,001 - $50,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

* Currently, Ms. Acton is not a Trustee of Fidelity Advisor Series II.

Effective April 1, 2015, following an internal corporate reorganization, FMR Investment Management (U.K.) Limited is carrying on the business of Fidelity Management & Research (U.K.) Inc. The following information replaces similar information found in the "Control of Investment Advisers" section on page 45.

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FIMM, Fidelity FMR Investment Management (U.K.) Limited (FMR U.K.), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Inc. (FMR Japan), and FMRC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

The following information supplements similar information found in the "Management Contracts" section on page 48.

Currently, FMR U.K. has day-to-day responsibility for choosing certain types of investments for Fidelity Total Bond Fund.

The following information supplements information found in the "Management Contracts"section beginning on page 49.

Pramod Atluri is co-manager of Fidelity Investment Grade Bond Fund and receives compensation for his services. As of February 28, 2015, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Fidelity Investment Grade Bond is based on the fund's pre-tax investment performance measured against the Barclays U.S. Aggregate Bond Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics

The following table provides information relating to other accounts managed by Mr. Atluri as of February 28, 2015:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	1	5
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 38,295	$ 951	$ 3,603
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Investment Grade Bond Fund ($6,360 (in millions) assets managed).

As of February 28, 2015, the dollar range of shares of Fidelity Investment Grade Bond Fund beneficially owned by Mr. Atluri was none.

The following information supplements similar information found in the "Management Contracts" section beginning on page 49.

The following table provides information relating to other accounts managed by Mr. Foggin as of October 31, 2014:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	1	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 16,958	$ 38	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity Total Bond Fund managed by Mr. Foggin ($16,501 (in millions) assets managed).

As of October 31, 2014, the dollar range of shares of Fidelity Total Bond Fund beneficially owned by Mr. Foggin was none.

The following information replaces the similar information found in the "Description of the Trusts" section on page 66.

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of Fidelity Investment Grade Bond Fund and Fidelity Total Bond Fund. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of Fidelity Advisor Limited Term Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Advisor Short Fixed-Income Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Fidelity Advisor Limited Term Bond Fund, Fidelity Advisor Mortgage Securities Fund, and Fidelity Advisor Short Fixed-Income Fund in connection with repurchase agreement transactions. The Bank of New York Mellon, headquartered in New York, also may serve as a special purpose custodian of certain assets of Fidelity Investment Grade Bond Fund and Fidelity Total Bond Fund in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, each fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

ACOM8B-15-04  August 14, 2015
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